SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2010

LASALLE HOTEL PROPERTIES

(Exact name of registrant specified in its charter)

Maryland	1-14045	36-4219376
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center

Suite 1200

Bethesda, Maryland 20814

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (301) 941-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2010, Julio E. Morales, LaSalle Hotel Properties’ Chief Accounting Officer, informed LaSalle Hotel Properties (the “Company”) that he has been offered the position of chief financial officer of another company, subject to the consummation of that company’s initial public offering. Assuming that company’s initial public offering is completed, Mr. Morales intends to accept the offer to become that company’s chief financial officer.

If those events occur, the Company expects to appoint Hans S. Weger, the Company’s Chief Financial Officer, Executive Vice President, Treasurer and Secretary, as principal accounting officer.

Mr. Weger’s biographical information is incorporated herein by reference to LaSalle Hotel Properties’ proxy statement filed with the U.S. Securities and Exchange Commission on March 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LASALLE HOTEL PROPERTIES

By:	/s/ Hans S. Weger
Hans S. Weger
Chief Financial Officer, Executive Vice President,
Treasurer and Secretary

Dated: March 10, 2010

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